SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report: March 14, 2003

INNKEEPERS USA TRUST

(Exact name of registrant as specified in its charter)

Maryland	0-24568	65-0503831
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

306 Royal Poinciana Way

Palm Beach, Florida 33480

(Address and zip code of principal executive offices)

Registrant’s telephone number, including area code:  (561) 835-1800

Item 9.    Regulation FD Disclosure

On March 14, 2003, the registrant filed with the Securities and Exchange Commission its Annual Report on Form 10-K for the period ended December 31, 2002 (the “Report”) accompanied by the certifications of Jeffrey H. Fisher, the registrant’s chief executive officer, and David Bulger, the registrant’s chief financial officer, as required pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, and Roger Pollak, Vice President of Accounting of Innkeepers Hospitality. Mr. Pollak’s certification shall not be deemed to cover any financial statements (or other information) included in the Report with respect to Innkeepers USA Trust.

Conformed copies of the certifications are attached hereto as Exhibits 99.1, 99.2 and 99.3.

Note:    The information provided in this Report (including Exhibits 99.1, 99.2 and 99.3) is furnished pursuant to Item 9 of Form 8-K and shall not be deemed to be filed for the purpose of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section. This Report will not be deemed an admission as to the materiality of any information contained herein that is required to be disclosed solely by Regulation FD.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

INNKEEPERS USA TRUST (Registrant)

Date: March 14, 2003	By:	/s/ Gregory M. Fay
Gregory M. Fay Chief Accounting Officer

2

EXHIBIT INDEX

Exhibit		Description

99.1	—

Certification of Jeffrey H. Fisher, Chief Executive Officer of Innkeepers USA Trust, pursuant to 18 U.S.C. Section 1350 as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and dated March 14, 2003

99.2	—

Certification of David Bulger, Chief Financial Officer of Innkeepers USA Trust, pursuant to 18 U.S.C. Section 1350 as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and dated March 14, 2003

99.3	—	Certification of Roger Pollak, Vice President of Accounting of Innkeepers Hospitality, dated March 14, 2003

3